Exhibit 10.1
ASSIGNMENT AND FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     This ASSIGNMENT AND FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 31, 2011 (the “Amendment Effective Date”), is among COMSTOCK RESOURCES, INC. (the “Borrower”), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, each as a “Lender”), and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
PRELIMINARY STATEMENT
     A. The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of November 30, 2010 (as amended, restated, modified or supplemented from time to time until the date hereof, the “Credit Agreement”).
     B. The Borrower has requested that the Administrative Agent and the Lenders increase the Borrowing Base in respect of the Fall 2011 redetermination, as set forth herein.
     C. BNP Paribas (the “Departing Lender”) has informed the Borrower and the Administrative Agent that it wishes to sell and assign all of its respective Commitment, outstanding Loans, outstanding L/C Obligations, and other rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect thereto, it will cease to be a Lender.
     D. Each of the Lenders listed on Annex I hereto (each, an “Increasing Lender”) has informed the Borrower and the Administrative Agent that it intends to purchase and assume a portion of the Departing Lender’s Commitment, outstanding Loans, outstanding L/C Obligations, and other rights and obligations under the Credit Agreement and the other Loan Documents, such that, after giving effect thereto, each Increasing Lender will have increased its respective Commitment Amount and corresponding Percentage Share of the aggregate outstanding Loans and L/C Obligations under the Credit Agreement to the Commitment Amount and corresponding Percentage Share set forth on Annex II attached hereto.
     E. The Borrower has requested that the Credit Agreement be amended and modified to allow BOKF, NA dba Bank of Texas (“BOKF”), Branch Banking and Trust Company (“BB&T”), IBERIABANK (“Iberiabank”) and OneWest Bank, FSB (“OneWest”; and together with BOKF, BB&T and Iberiabank, collectively, the “New Lenders”) to become “Lenders” party to the Credit Agreement, as set forth herein.
     F. The Borrower has requested that the Credit Agreement be amended and modified to replace the existing Schedule 2.1 to the Credit Agreement with the updated Schedule 2.1 attached hereto as Annex II.
     G. Subject to the terms and conditions of this Amendment, the Lenders party to the Credit Agreement immediately prior to the effectiveness of this Amendment, the New Lenders,

the Administrative Agent and the Issuing Bank have entered into this Amendment in order to effectuate such amendments and modifications and increase the Borrowing Base, and the Departing Lender, each Increasing Lender and each New Lender have entered into this Amendment to effectuate such assignments and assumptions, and in the case of the New Lenders, to join the Credit Agreement, each as set forth herein.
     NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:
     Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
     Section 2. Amendment of Credit Agreement.
          (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in their appropriate alphabetical order:
“ “2011 Senior Notes” means those certain senior unsecured notes issued by the Borrower in an aggregate principal amount of $300,000,000 on the date of issuance thereof under the 2011 Senior Notes Indenture.”
“ “2011 Senior Notes Indenture” means that certain Third Supplemental Indenture dated as of March 14, 2011 by and among Borrower, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, and one or more Loan Parties, as guarantors, and all related documentation entered into in connection therewith pursuant to which the 2011 Senior Notes were issued, as the same may be amended, restated, modified or supplemented from time to time.”
          (b) Section 1.1 of the Credit Agreement is hereby amended by replacing the following defined terms in their entirety with the following:
“ “Indenture Debt Documents” means, individually and collectively, (i) the 2009 Senior Notes Indenture, (ii) the 2011 Senior Notes Indenture, (iii) any Permitted Additional Notes Indenture and (iv) any documents related to or delivered in connection with the issuance of any Permitted Refinancing Indebtedness.”
“ “Permitted Additional Notes” means senior unsecured notes issued by the Borrower from time to time after October 31, 2011; provided that (a) the final maturity date of such senior unsecured notes shall not be earlier than 91 days after the Maturity Date (as in effect on the date of issuance of such senior unsecured notes); (b) such senior unsecured notes and any Permitted Additional Notes Indenture under which such senior unsecured notes are issued contain customary terms and conditions for senior unsecured notes of like tenor and amount and do not contain any covenants, events or default or other provisions (other than interest rate

2

and redemption premiums) that, on the whole, are materially more onerous to the Borrower and its Subsidiaries than those imposed by this Agreement; and (c) at the time of and immediately after giving effect to each incurrence of such Indebtedness, no Event of Default shall have occurred and be continuing.”
“ “Permitted Refinancing Indebtedness” means Indebtedness (for purposes of this definition, “new Indebtedness”) incurred in exchange for, or proceeds of which are used to refinance, all or any portion of the 2009 Senior Notes, the 2011 Senior Notes or any Permitted Additional Notes (the portion refinanced, the “Refinanced Indebtedness”); provided that (a) such new Indebtedness is in an aggregate principal amount not in excess of the sum of (i) the aggregate principal amount of the Refinanced Indebtedness and (ii) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing; (b) such new Indebtedness has a stated maturity and an average life no shorter than the date that is 91 days after the Maturity Date; (c) such new Indebtedness does not contain any covenants, events of default or other terms (other than interest rate and redemption premiums) that, on the whole, are materially more onerous to the Borrower and its Subsidiaries than those imposed by the Refinanced Indebtedness; (d) the stated interest or coupon rate of such new Indebtedness is reasonably acceptable to the Administrative Agent; and (e) no Event of Default shall exist at the time of, or result from, the issuance of such new Indebtedness. For the avoidance of doubt, that portion of any Indebtedness initially issued as Permitted Additional Notes the proceeds of which are used to call, redeem or repurchase 2009 Senior Notes or 2011 Senior Notes and the principal amount of which is ultimately deducted from the Borrowing Base adjustment pursuant to Section 2.8(d)(ii) shall constitute Permitted Refinancing Indebtedness.”
          (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the following defined terms: “2004 Senior Notes”; and “2004 Senior Notes Indenture”.
          (d) Section 2.8(d)(ii) is hereby amended by deleting the proviso and replacing it in its entirety with the following:
“;provided, however, that if the Borrower delivers written notice to the Administrative Agent concurrently with the issuance of any Permitted Additional Notes that the Borrower intends to use all or a portion of the proceeds of such Permitted Additional Notes to call, redeem or repurchase all or a portion of the 2009 Senior Notes or 2011 Senior Notes within thirty (30) days of the issuance of such Permitted Additional Notes in accordance with Section 7.12(a), then the outstanding principal amount of 2009 Senior Notes or 2011 Senior Notes to be called, redeemed or repurchased (together with any 2009 Senior Notes and 2011 Senior Notes previously called, redeemed or repurchased prior to or after the Closing

3

Date) shall be deducted from the stated aggregate principal amount of Permitted Additional Notes for purposes of the foregoing automatic Borrowing Base reduction; provided further that the Borrowing Base shall be automatically reduced further by $0.25 for every $1 of the aggregate outstanding principal amount of any 2009 Senior Notes or 2011 Senior Notes, as applicable, that were the subject of such call, redemption or repurchase but that have not been redeemed or repurchased on or before the last day of such thirty (30) day period.”
          (e) Section 7.3(f) is hereby deleted and replaced in its entirety with the following:
“(f) unsecured Indebtedness of Borrower (and related Guaranty Obligations of the Guarantors) outstanding under (i) the 2009 Senior Notes Indenture , provided that the aggregate principal amount of any Indebtedness outstanding thereunder shall not exceed $300,000,000 at any time, (ii) the 2011 Senior Notes, provided that the aggregate principal amount of any Indebtedness outstanding thereunder shall not exceed $300,000,000 at any time, (iii) any Permitted Additional Notes, provided that the aggregate principal amount of any Indebtedness outstanding thereunder, not including any amount used to call, redeem or repurchase 2009 Senior Notes or 2011 Senior Notes (which shall constitute Permitted Refinancing Indebtedness) shall not exceed $300,000,000 at any time, and (iv) any Permitted Refinancing Indebtedness”
          (f) Section 7.12(a) is hereby deleted and replaced in its entirety with the following:
“(a) the Borrower may call, redeem or repurchase 2009 Senior Notes or 2011 Senior Notes at any time, provided that both before and after giving effect to any such call, redemption or repurchase no Default or Event of Default shall have occurred and be continuing and the Outstanding Amount shall not exceed, after giving effect to any Credit Extension the proceeds of which are used (or are intended to be used) to fund any portion of any such call, redemption or repurchase, 66.6% of the Borrowing Base then in effect (provided that, for the avoidance of doubt, the Borrower acknowledges that the Borrowing Base shall not be increased as result of any such call, redemption or repurchase except to the extent (if any) that the principal amount of the 2009 Senior Notes or 2011 Senior Notes redeemed or repurchased with the proceeds of Permitted Additional Notes is netted against the principal amount of such Permitted Additional Notes for purposes of any reduction in the Borrowing Base pursuant to Section 2.8(d)(ii)); and”
          (g) The Credit Agreement is hereby amended by deleting the existing Schedule 2.1 to the Credit Agreement and inserting in its place the text contained in Annex II attached to this Amendment as the new Schedule 2.1 to the Credit Agreement.

4

          (h) The Credit Agreement is hereby amended by inserting at the end of the existing Schedule 10.2 to the Credit Agreement the text contained in Annex III attached to this Amendment.
     Section 3. BOKF, BB&T, Iberiabank and OneWest as Lenders.
          (a) Upon the effectiveness of this Amendment and by its execution and delivery hereof, each of BOKF, BB&T, Iberiabank and OneWest shall be deemed automatically to have become a party to the Credit Agreement, shall have all the rights and obligations, severally and not jointly, of a “Lender” under the Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, severally and not jointly, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were an original signatory thereto.
          (b) Each of BOKF, BB&T, Iberiabank and OneWest, severally and not jointly, (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.5 thereof and most recently delivered pursuant to Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that is has independently and without reliance upon the assignor or the Administrative Agent and based on such information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and the Credit Agreement (and that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement); (iii) represents and warrants that (1) its name set forth herein is its legal name, (2) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Amendment, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Amendment, the Credit Agreement and the Loan Documents, (3) no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith, and (4) this Amendment constitutes its legal, valid and binding obligation; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) appoints and authorizes the Issuing Bank to take such action as letter of credit issuing bank on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Issuing Bank by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) represents and warrants that under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to such New Lender hereunder or under any Loan Document, and no tax forms described in Section 3.8 of the Credit Agreement are required

5

to be delivered by such New Lender (or if required, such tax forms have been delivered to the Administrative Agent as required under Section 3.8 of the Credit Agreement).
          (c) Each of BOKF, BB&T, Iberiabank and OneWest hereby advises each other party hereto that its respective address for notices and its respective Lending Office shall be as set forth below its name on Schedule 10.2 to the Credit Agreement (as amended hereby).
     Section 4. Redetermination of Borrowing Base.
          (a) The Borrowing Base shall be increased from $500,000,000 to $550,000,000 from and after the Amendment Effective Date until the Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement.
          (b) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to clause (a) of this Section 3 constitutes the regularly scheduled Borrowing Base redetermination for Fall 2011 (and shall not constitute a discretionary redetermination of the Borrowing Base pursuant to Section 2.8 of the Credit Agreement).
     Section 5. Fees. Promptly following the effectiveness of this Amendment, the Borrower shall pay to the Administrative Agent for the account of each (a) Increasing Lender a fee equal to 0.50% of the positive difference of (i) each such Increasing Lender’s Percentage Share of the increased Borrowing Base after giving effect to the increase in such Increasing Lender’s Percentage Share pursuant to this Amendment, minus (ii) each such Increasing Lender’s Percentage Share of the Borrowing Base immediately prior to the effectiveness of this Amendment, and (b) New Lender a fee equal to 0.50% of each New Lender’s Percentage Share of the Borrowing Base after giving effect to this Amendment.
     Section 6. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents, and, in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations, after giving effect to this Amendment.
     Section 7. Effectiveness. This Amendment shall become effective on the Amendment Effective Date upon satisfaction of all of the conditions set forth in this Section 7:
(a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent, each Increasing Lender, the Departing Lender and each New Lender;
(b) The Borrower shall have delivered to the Administrative Agent on behalf of each Increasing Lender that has requested a Note at least two Business Days prior to the date hereof, a promissory note dated the Closing Date and payable to each such Increasing Lender in a maximum principal amount equal to such Increasing Lender’s Percentage Share after giving effect to this Amendment (as shown on Annex II hereto) of $750,000,000 (which promissory note shall replace and supersede the existing promissory note issued by the Borrower to such Increasing Lender and the Departing Lender);

6

(c) The Borrower shall have delivered to the Administrative Agent on behalf of each New Lender that has requested a Note at least two Business Days prior to the date hereof, a promissory note dated the Closing Date and payable to each such New Lender in a maximum principal amount equal to such New Lender’s Percentage Share after giving effect to this Amendment (as shown on Annex II hereto) of $750,000,000;
(d) The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and the other Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.
     Section 8. Renewal and Continuation of Existing Loans. Upon the effectiveness of this Amendment:
     (a) All of the Obligations outstanding under the Credit Agreement as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and all of each Departing Lender’s Loans and L/C Obligations outstanding under the Credit Agreement as of the date of such effectiveness shall hereby continue as Loans and L/C Obligations of the New Lenders and Increasing Lenders outstanding under the Credit Agreement (as amended hereby).
     (b) In connection herewith, each of the Departing Lenders (severally and not jointly) hereby irrevocably sells, assigns, transfers and conveys without recourse to such Departing Lender, and each of the Increasing Lenders and New Lenders (severally and not jointly) hereby irrevocably purchases and assumes without recourse to such Departing Lender, so much of the Aggregate Commitments under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Credit Agreement such that the Percentage Share of each Departing Lender and each Increasing Lender and each New Lender shall be as set forth on Schedule 2.1 to the Credit Agreement (as amended hereby). The foregoing assignments, transfers and conveyances are without recourse to the Departing Lenders and without any warranties whatsoever by the Administrative

7

Agent, the Issuing Bank or any Departing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Departing Lender (which each Departing Lender hereby makes) that it has not previously sold, transferred, conveyed or encumbered such interests.
     Section 9. Representations of Departing Lenders and Increasing Lenders. Each Departing Lender (severally and not jointly) represents and warrants to the Administrative Agent, each Increasing Lender, each New Lender and each other Departing Lender that (1) it is the legal and beneficial owner of the Commitments, Loans, L/C Obligations and other rights and obligations assigned hereunder, free and clear of any adverse claim, (2) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Amendment and to fulfill its obligations under, and to consummate the transactions contemplated by, this Amendment, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith; and (3) this Amendment constitutes the legal, valid and binding obligation of such Departing Lender. Each Increasing Lender (severally and not jointly) represents and warrants to the Administrative Agent, each other Increasing Lender, each New Lender and each Departing Lender that (1) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Amendment and to fulfill its obligations under, and to consummate the transactions contemplated by, this Amendment, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith; and (2) this Amendment constitutes the legal, valid and binding obligation of such Increasing Lender. None of the Administrative Agent or the Issuing Bank makes any representation or warranty to any Lender or assumes any responsibility to any Lender, and no Lender makes any representation or warranty to any other Lender or assumes any responsibility to any other Lender, in each case, with respect to the financial condition of the Borrower or any of its Affiliates or the performance by the Borrower or any of its Affiliates of their respective obligations under the Loan Documents or assumes any responsibility with respect to any statements, warranties or representations made the Borrower or any of its Affiliates under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.
     Section 10. Waiver of Assignment Fee. The Administrative Agent hereby waives any assignment fee that would otherwise be payable to it under the Credit Agreement in connection with the assignments and assumptions contemplated hereunder.
     Section 11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
     Section 12. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Amendment”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement,

8

the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 13. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

9

     IN WITNESS WHEREOF, each of the parties hereto has caused this Assignment and First Amendment to Third Amended and Restated Credit Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER: COMSTOCK RESOURCES, INC., a Nevada corporation
By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS: BANK OF MONTREAL, as Administrative Agent and Issuing Bank and Lender
By:	/s/ JAMES V. DUCOTE
	Name:	James V. Ducote
	Title:	Director

BANK OF AMERICA, N.A., as Syndication Agent and Lender
By:	/s/ CHRISTOPHER T. RENYI
	Name:	Christopher T. Renyi
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender
By:	/s/ MARK E. OLSON
	Name:	Mark E. Olson
	Title:	Authorized Officer

COMERICA BANK, as Co-Documentation Agent and Lender
By:	/s/ JOHN S. LESIKAR
	Name:	John S. Lesikar
	Title:	Assistant Vice President

UNION BANK, N.A., as Co-Documentation Agent and Lender
By:	/s/ WHITNEY RANDOLPH
	Name:	Whitney Randolph
	Title:	Vice President

REGIONS BANK, as a Lender
By:	/s/ WILLIAM A. PHILIPP
	Name:	William A. Philipp
	Title:	Senior Vice President

BANK OF SCOTLAND, as a Lender
By:	/s/ KAREN WEICH
	Name:	Karen Weich
	Title:	Vice President

CAPITAL ONE, N.A., as a Lender
By:	/s/ NANCY M. MAK
	Name:	Nancy M. Mak
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ JOHN FRAZELL
	Name:	John Frazell
	Title:	Director

COMPASS BANK, as a Lender
By:	/s/ DOROTHY MARCHAND
	Name:	Dorothy Marchand
	Title:	Senior Vice President

NATIXIS, as a Lender
By:	/s/ LIANA TCHERNYSHEVA
	Name:	Liana Tchernysheva
	Title:	Managing Director

By:	/s/ DONOVAN BROUSSARD
	Name:	Donovan Broussard
	Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ DARIA M. MAHONEY
	Name:	Daria M. Mahoney
	Title:	Vice President

SUNTRUST BANK, as a Lender
By:	/s/ GREGORY C. MAGNUSON
	Name:	Gregory C. Magnuson
	Title:	Vice President

BOKF, NA, dba Bank of Texas, as a Lender
By:	/s/ MYNAN C. FELDMAN
	Name:	Mynan C. Feldman
	Title:	Senior Vice President

IBERIABANK, as a Lender
By:	/s/ CAMERON D. JONES
	Name:	Cameron D. Jones
	Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender
By:	/s/ RYAN K. MICHAEL
	Name:	Ryan K. Michael
	Title:	Senior Vice President

ONEWEST BANK, FSB, as a Lender
By:	/s/ GRANT AHEARN
	Name:	Grant Ahearn
	Title:	EVP

BNP PARIBAS, as a Lender
By:	/s/ MATTHEW A. TURNER
	Name:	Matthew A. Turner
	Title:	Vice President

By:	/s/ RICHARD HAWTHORNE
	Name:	Richard Hawthorne
	Title:	Director

ACKNOWLEDGMENT BY GUARANTORS
     Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Assignment and First Amendment to Third Amended and Restated Credit Agreement dated as of October 17, 2011 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of its respective Guaranty guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS HOLDINGS, INC. COMSTOCK OIL & GAS — LOUISIANA, LLC COMSTOCK OFFSHORE, LLC COMSTOCK OIL & GAS GP, LLC, By Comstock Resources, Inc., its sole member COMSTOCK OIL & GAS, LP,

By Comstock Oil & Gas GP, LLC, its general partner,

By Comstock Resources, Inc., its sole member

By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Senior Vice President and Chief Financial Officer

COMSTOCK OIL & GAS INVESTMENTS, LLC
By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Manager

Annex I
Increasing Lenders
•	Bank of Montreal

•	Bank of America, N.A.

•	JPMorgan Chase Bank, N.A.

•	Comerica Bank

•	Union Bank, N.A.

•	Regions Bank

•	Bank of Scotland

•	Capital One N.A.

•	The Bank of Nova Scotia

•	Compass Bank

•	Natixis

•	U.S. Bank National Association

•	SunTrust Bank
Annex I

Annex II
SCHEDULE 2.1
COMMITMENT AMOUNTS
AND PERCENTAGE SHARES

Lender	Commitment Amount	Percentage Share
Bank of Montreal	$61,363,636.00	8.181818182%
Bank of America, N.A.	$57,272,727.00	7.636363636%
JPMorgan Chase Bank, N.A.	$57,272,727.00	7.636363636%
Comerica Bank	$57,272,727.00	7.636363636%
Union Bank, N.A.	$57,272,727.00	7.636363636%
Regions Bank	$53,181,818.00	7.090909091%
Bank of Scotland	$53,181,818.00	7.090909091%
Capital One N.A.	$53,181,818.00	7.090909091%
The Bank of Nova Scotia	$43,636,364.00	5.818181818%
Compass Bank	$43,636,364.00	5.818181818%
Natixis	$43,636,364.00	5.818181818%
U.S. Bank National Association	$43,636,364.00	5.818181818%
SunTrust Bank	$43,636,364.00	5.818181818%
BOKF, NA dba Bank of Texas	$20,454,545.00	2.727272727%
Branch Banking and Trust Company	$20,454,545.00	2.727272727%
IBERIABANK	$20,454,545.00	2.727272727%
OneWest Bank, FSB	$20,454,545.00	2.727272727%
Total	$750,000,000.00	100.00000000%
Annex II